February 28, 2026
Neuberger Flexible Credit Income ETF
SUMMARY PROSPECTUS
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund (including the Fund’s SAI) online at www.nb.com/ETF. You can also get this information at no cost by calling 877-628-2583 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your financial intermediary or any financial intermediary authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated February 28, 2026 (as each may be amended or supplemented), are incorporated herein by reference.
GOAL
The Fund seeks high current income with a secondary objective of long-term capital appreciation.
Fees and Expenses
These tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.49
Other expenses	0.59
Total annual operating expenses	1.08
Fee waivers and/or expense reimbursement	0.68
Total annual operating expenses after fee waivers and/or expense reimbursement[1,2]	0.40

Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of the Fund are limited to 0.39% of average net assets until 10/31/2027 (after taking into account the Fee Waiver discussed in Footnote 2 below) and 0.49% of average net assets from 11/1/2027 to 10/31/2029 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that it will repay the Manager for fees and expenses waived or reimbursed for the Fund provided that repayment does not cause annual Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Manager, whichever is lower. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
2
The Manager has contractually undertaken to waive its management fee by 0.10% of the Fund’s average daily net assets (“Fee Waiver”). The undertaking lasts until 10/31/2027 and may not be terminated during its term without the consent of the Board of Trustees. The Fee Waiver is not subject to repayment under the expense limitation arrangement described in footnote 1 above and will not reduce expenses below the expense limitation arrangement described in footnote 1 above.
Expense Example
The expense example can help you compare costs among funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
1 Year	3 Years	5 Years	10 Years
$41	$150	$407	$1,141
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
To pursue its goal, the Fund invests at least 80% of its net assets in credit instruments, including derivative instruments and other investment companies that provide investment exposure to credit instruments. The Fund defines credit instruments to include a broad array of debt securities including the following: corporate and sovereign bonds; securitized instruments including mortgage-backed and other asset-backed securities and credit risk transfer assets (unsecured general obligations of government sponsored enterprises); municipal securities; collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”); loans; tender option bonds (which are municipal bonds deposited into a trust or special purpose vehicles that issues two classes of

Neuberger Flexible Credit Income ETF February 28, 2026

certificates - floating rate certificates and residual income certificates (or inverse floaters)), convertible securities, contingent convertible securities, restricted securities and hybrid and preferred securities. Securities in which the Fund may invest may be issued by domestic and foreign issuers, including emerging markets issuers, domestic and foreign governments, including securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, supranational entities (e.g. World Bank, IMF), corporate entities and trusts and may be structured as fixed rate debt; floating rate debt; and debt that may not pay interest from the time of issuance. The Fund may also hold cash and other short-term securities. The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”).
The Fund may invest in securities across the credit spectrum, including investment grade securities, below investment grade securities and unrated securities, and may invest without limit in below investment grade securities (commonly known as “junk bonds”). The Fund considers securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. The Fund does not typically invest in distressed securities, including those that are in default, as part of its principal investment strategy but may do so from time to time. In addition, if a security becomes distressed or goes into default, the Fund may continue to hold that security.
The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to currencies, interest rates, inflation, sectors and individual issuers. These derivative instruments may include futures, forwards, including forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps, options on futures and options on interest rate swaps, otherwise known as swaptions.
While the Fund may invest without limit in foreign securities, including emerging market securities, which may be denominated in any currency including the local currency of the issuer, the Fund will typically not invest more than 40% of its total assets at the time of investment in foreign securities, although the Fund may do so depending on market conditions.
The Fund may invest in credit instruments of any maturity and while the Fund does not have a target average duration, under normal market conditions, the Portfolio Managers anticipate that the Fund’s average duration will be between two and eight years. In an effort to achieve its goal, the Fund may engage in active and frequent trading.
Investment Philosophy and Process
The Portfolio Managers’ investment philosophy is rooted in the belief that positive results can be achieved through a consistently applied, risk-managed approach to portfolio management that leverages the strengths of its fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. The Portfolio Managers employ an integrated investment process in managing the Fund.
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Portfolio Strategy: The Portfolio Managers establish an asset allocation framework for the Fund which determines the specific sector allocations (e.g., high yield, investment grade, securitized assets, government, emerging markets debt, bank loans) for the Fund with the objective of capturing the best relative value among different sectors. The inputs to the asset allocation framework include both quantitative and qualitative factors, including the macroeconomic views of the Portfolio Managers, current market conditions, the Portfolio Managers’ assessment of sector valuations, credit analysis, duration/yield curve positioning, current exposures to sectors, countries and currencies, and the Portfolio Managers’ assessment of macro-opportunities. The Portfolio Managers’ asset allocation framework is dynamic and allocation adjustments are made by the Portfolio Managers’ based on an assessment of the changes in the quantitative and qualitative factors.
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Strategy Implementation: Once the Portfolio Managers establish an asset allocation framework for the Fund, the Portfolio Managers select securities within each sector allocation by employing bottom-up security analysis utilizing the research generated by the internal credit research teams that are specialists in particular sectors based on, among other things, an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning.
The investment process utilizes both third-party data as well as internally generated data, including those produced by internal credit research teams that are specialists in particular sectors. Research generated by the internal credit research teams is derived from a variety of sources (e.g., financial and economic data, company disclosed data, market data, discussions with company management). As part of their fundamental investment analysis the Portfolio Managers consider environmental, social and governance factors they believe are financially material to individual investments, where applicable. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material environmental, social and governance factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific environmental, social and governance factors considered and scope and application of integration

Neuberger Flexible Credit Income ETF February 28, 2026

may vary depending on the specific investment and/or investment type. The consideration of environmental, social and governance factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of environmental, social and governance factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.
The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes (e.g. where the outlook suggests a security is overvalued by the market).
The Fund will not change its strategy of normally investing at least 80% of its net assets in credit instruments, including derivative instruments that provide investment exposure to credit instruments, and other investment companies that provide investment exposure to such credit instruments, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the market for credit instruments, the Portfolio Managers' evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers' evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and financially material environmental, social and governance factors.
The Fund is not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, which may happen for a number of reasons, such as declining interest rates or changes in credit spreads, the issuer can opt to repay the obligation underlying a “callable security” early. When this occurs, the Fund may have to reinvest the proceeds in an investment offering a lower yield or with a higher risk of default and may not realize the full anticipated benefit from such investment.
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.
Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. Among other factors, the value of commercial paper may be affected by changes in interest rates and the credit rating and financial condition of the issuer. While some unregistered commercial paper is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses. Commercial paper is generally unsecured, which increases its credit risk.

Neuberger Flexible Credit Income ETF February 28, 2026

Contingent Convertible Securities (“CoCos”) Risk. Contingent convertible securities are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. These features may cause substantially greater risk exposure during times of market turmoil, create a different type of risk from traditional debt securities and may make their value unpredictable. One type of CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances, which may have also suffered a loss in value. Because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields (or no yields at all) and conversion would worsen the investor’s standing in the case of an issuer’s insolvency. Another type of CoCo has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value, or even a complete loss on investment with no chance of recovery even if the issuer remains in existence.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.
Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political or regulatory developments in the U.S. or abroad.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques, analysis and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund's ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using

Neuberger Flexible Credit Income ETF February 28, 2026

derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Additional risks associated with certain types of derivatives are discussed below:
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.
Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent the Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.
Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.
Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.
ETF Risk. As an exchange-traded fund (“ETF”), the Fund is subject to the following risks:
Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants. Only an authorized participant may transact in creation and redemption transactions directly with the Fund, and authorized participants are not obligated to engage in such transactions. To the extent they exit the business or are otherwise unable or unwilling to proceed in creation and redemption transactions with the Fund, such as in times of market stress, and no other Authorized Participant is able to step forward to create or redeem, trading in Fund shares may be significantly diminished, bid-ask spreads may widen and shares of the Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. To the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes, this risk is heightened.
International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and NYSE Arca, Inc. (“Exchange”) are open, there are likely to be deviations between current pricing of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). As a result, premiums or discounts to NAV may develop in share prices, and bid-ask spreads may be greater than those experienced by other funds. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.
Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads, which is the difference between the highest price a buyer is willing to pay to purchase shares of a fund (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market, and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. The bid-ask spread, which varies over time, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, the bid-ask spread can be affected by the liquidity of the Fund’s underlying investments

Neuberger Flexible Credit Income ETF February 28, 2026

and can widen if the Fund’s underlying investments become less liquid or illiquid. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained, that bid-ask spreads will be narrow, or that the Fund’s shares will continue to be listed.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions and taxes to shareholders than if the Fund had a low portfolio turnover rate.
Hybrid and Preferred Securities Risk. Hybrid securities (i.e., a security with both debt and equity characteristics), such as preferred securities, may pay fixed or adjustable rates of return. Hybrid and preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. As such, the value of hybrid and preferred securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying reference instrument, typically common stock. The price of a hybrid or preferred security and the price of the reference instrument, such as common stock, may not move in the same direction or at the same time. Distributions on hybrid and preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, hybrid and preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of hybrid and preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Hybrid and preferred securities of smaller companies may be more vulnerable to adverse developments than hybrid and preferred securities of larger companies. Hybrid and preferred securities may be less liquid than common stocks.
Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If

Neuberger Flexible Credit Income ETF February 28, 2026

interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise. An investment in an inverse floater may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Large Shareholder Risk. Certain large shareholders, including Authorized Participants, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses or magnify the risks of other portfolio investments. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund may need to dispose of some of its holdings at unfavorable times or prices. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.
Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows or other factors, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid and difficult to value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established uniform settlement standards and loan interests may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the

Neuberger Flexible Credit Income ETF February 28, 2026

full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.
The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price, sometimes abruptly, due to changes in interest rates, market activity, economic conditions, such as when economic conditions are deteriorating or are expected to deteriorate, or other factors. These securities may be less liquid, may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value. Credit risk transfer assets (“CRTs”) are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States, and their cash flows are based on the performance of a pool of reference loans. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches.
Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Neuberger Flexible Credit Income ETF February 28, 2026

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility.
Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
Municipal securities may also have exposure to potential risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if they materialize, can adversely impact a municipal issuer’s financial plans in current or future years or may impair the source of revenues backing a municipal issuer’s revenue bonds, which would adversely impact the Fund.
New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for certain shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies and, if the Fund does not grow in size, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV and/or a stop to trading.
Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
An ETF is subject to ETF specific risks and may trade in the secondary market at a price below the value of its underlying portfolio, may not be liquid and may be halted by the listing exchange. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extensions, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Neuberger Flexible Credit Income ETF February 28, 2026

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the U.S., have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with the trade and security agreement between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant volatility in the markets. In addition, these policies, including the impact on the U.S. dollar, may change foreign demand for U.S. assets in ways that cannot be foreseen, which could have a negative impact on certain issuers and/or industries.
The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of such regulations is not currently known and certain changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty on their impact to the Fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors or sub-sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Neuberger Flexible Credit Income ETF February 28, 2026

Small Fund Risk. The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Tender Option Bonds and Related Securities Risk. The Fund's use of tender option bonds may reduce the Fund's return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of floating rate certificates receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. Holders of residual income certificates (“inverse floaters”) receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. The distributions from inverse floaters will be reduced (and potentially eliminated) if short-term interest rates increase. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. Tender option bonds may have some of the same characteristics as an investment in derivatives. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. A trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments or the credit rating assigned to the issuer of the underlying bond is downgraded.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices, including due to changes in interest rates, of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities, may have restrictions on resale and may lack an active market.
A summary of the Fund’s additional principal investment risks is as follows:
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, processing and communications errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including those related to critical functions. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Neuberger Flexible Credit Income ETF February 28, 2026

Artificial Intelligence. The Fund and its service providers, including its adviser, may utilize artificial intelligence (“AI”) technologies, including machine learning models and generative AI, to improve operational efficiency and in connection with research. In addition, counterparties used by the Fund may utilize AI in their business activities. While the Manager may restrict certain uses of AI tools, the Fund and its adviser are not in a position to control the use of AI in third-party products or services. The use of AI introduces numerous potential challenges and the use of AI can lead to reputational damage, legal liabilities, and competitive disadvantages, as well as negatively impact business operations, which may occur with or without mismanagement in the use of the AI. AI requires the collection and processing of substantial amounts of data, which poses risks of data inaccuracies, incompleteness, and inherent biases, and which can degrade the technology’s effectiveness and reliability. Such data can include proprietary information, the use of which by AI may be unauthorized and subject to potential liability. Rapid technological advancements further complicate risk predictions, and competitors who adopt AI more swiftly may gain a competitive edge. The complexity and opacity of AI systems raise significant accountability and ethical concerns. AI has enhanced the ability of threat actors to amplify the potency, scale, and speed of cybersecurity attacks. AI’s role in increasing automation raises concerns about job displacement and may lead to economic and social disruptions. The unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Legal and regulatory frameworks governing AI’s use, particularly concerning data privacy and protection, are evolving rapidly. These changes could materially alter how AI is used, which may negatively impact the Fund.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad based market index and additional indices. The broad-based market index is required by regulation. The additional index or indices have characteristics relevant to the Fund’s investment strategy. The indices are described in “Descriptions of Indices” in the prospectus.

Neuberger Flexible Credit Income ETF February 28, 2026

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com/ETF or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year

Best quarter:	Q2 2025	3.49%
Worst quarter:	Q1 2025	1.32%
average annual total % returns as of 12/31/25
Flexible Credit Income ETF	1 Year	Since Inception (6/24/2024)
Return Before Taxes	9.66	9.60
Return After Taxes on Distributions	6.36	6.32
Return After Taxes on Distributions and Sale of Fund Shares	5.74	5.95
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses or taxes)	7.58	6.06
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30	5.60
ICE BofA Global High Yield Constrained Index (USD-Hedged) (reflects no deduction for fees, expenses or taxes)	8.45	9.24
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is managed by Ashok Bhatia, CFA (Managing Director and Chief Investment Officer of Fixed Income of the Manager), David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), Christopher Miller (Managing Director), and Joseph Lynch (Managing Director and Global Head of Non-Investment Grade Credit). They have managed the Fund since its inception in June, 2024
Buying and Selling Shares
The Fund issues and redeems Shares at its NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants who have entered into contractual arrangements with the Fund’s distributor.
Individual Shares (rather than Creation Units) of the Fund may only be purchased and sold on a national securities exchange through a broker or dealer at market price and most investors will buy and sell Shares of the Fund on such an exchange. These transactions do not involve the Fund. The prices at which individual Shares may be purchased and sold on a national securities

Neuberger Flexible Credit Income ETF February 28, 2026

exchange through brokers are based on market prices and, because Shares will trade at market prices rather than at NAV, individual Shares of the Fund may trade at a price greater than or less than NAV. Shares of the Fund are listed on NYSE Arca, Inc.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying and selling shares of the Fund through a broker/dealer.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.nb.com/ETF.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker/dealer or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with the Manager), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary and its employees to recommend the Fund over another investment. Ask your financial intermediary or visit its website for more information.
The “Neuberger Berman” and “Neuberger” names and logos and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2026 Neuberger Berman BD LLC, distributor. All rights reserved.

Neuberger Flexible Credit Income ETF February 28, 2026

SEC File Number: 811-23761
Z0510 02/26